Accrued Liabilities and Other Current Liabilities - Schedule of Accrued Liabilities and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Payables and Accruals [Abstract]
Accrued payroll and welfare payables	¥ 59,511	$ 9,120	¥ 55,507
Other taxes and surcharge	19,360	2,967	16,368
Service fees	5,481	840	5,934
Acquisition of property and equipment	3,858	591	4,351
Government grant	4,564	699	2,326
Rental and property management fee	3,278	502	2,115
Payables for sales of employees' shares	10,308	1,581
Others	2,776	425	9,676
Total accrued liabilities and other current liabilities	¥ 109,136	$ 16,725	¥ 96,277